EXHIBIT 10.55


               AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

            This Amendment Number One to Loan and Security Agreement ("Amendment") is entered into as of March 30, 1998, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and K-TEL INTERNATIONAL (USA), INC., DOMINION ENTERTAINMENT, INC., K-TEL CONSUMER PRODUCTS, INC., K-TEL TV, INC. and K-TEL VIDEO, INC., all of which are Minnesota corporations (jointly "Borrowers"), in light of the following:

            FACT ONE: Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of November 20, 1997 (the "Agreement").

            FACT TWO: Borrowers and Foothill desire to amend the Agreement as provided for and on the conditions herein.

            NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

            1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

            2. AMENDMENT. Section 2.1(a)(x) of the Agreement is hereby amended to read as follows solely for the period of March 30, 1998 through June 29, 1998, and thereafter shall continue in the form prior to this Amendment:

                  "(x) the lesser of (i) 80% of Eligible Accounts, less the
            amount, if any, of the Dilution Reserve plus $500,000, and (ii) an amount equal to Borrowers' Collections with respect to Accounts for the immediately preceding 120 day period, minus . . ."

            3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirms to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

            4. NO DEFAULTS. Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

            5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                  (a) Payment by Borrowers to Foothill of an overadvance fee in the aggregate amount of $12,500, such fee to be charged to Borrowers' loan account pursuant to Section 2.5(d) of the Agreement; and

                  (b) Receipt by Foothill of an executed copy of this Amendment.

            6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

            7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

            8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation


                                       By:
                                           -----------------------------------
                                Title:
                                       ---------------------------------------
                                       K-TEL INTERNATIONAL (USA), INC.,
                                       a Minnesota corporation


                                       By:
                                           -----------------------------------
                                Title:
                                       ---------------------------------------
                                       DOMINION ENTERTAINMENT, INC.,
                                       a Minnesota corporation


                                       By:
                                           -----------------------------------
                                Title:
                                       ---------------------------------------

                                       K-TEL CONSUMER PRODUCTS, INC.,
                                       a Minnesota corporation


                                       By:
                                           -----------------------------------
                                Title:
                                       ---------------------------------------
                                       K-TEL TV, INC.,
                                       a Minnesota corporation


                                       By:
                                           -----------------------------------
                                Title:
                                       ---------------------------------------
                                       K-TEL VIDEO, INC.,
                                       a Minnesota corporation


                                       By:
                                           -----------------------------------
                                Title:
                                       ---------------------------------------

            The undersigned has executed a Continuing Guaranty in favor of Foothill Capital Corporation ("Foothill") respecting the obligations of the Borrowers, as defined in the attached Amendment, owing to Foothill. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Foothill to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                       K-TEL INTERNATIONAL, INC.
                                       a Minnesota corporation


                                       By:
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                                 Name:
                                       ---------------------------------
                          Title:
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